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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------



                                  FORM 8-K/A

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported)
                                March 29, 2001


                       COMMISSION FILE NUMBER 000-29809


                              OTG SOFTWARE, INC.
            (Exact name of registrant as specified in its charter)

           DELAWARE                       7372                      52-1769077
(state or other jurisdiction of  (Primary Standard Industrial        (IRS Employer
incorporation or organization)   Classification Code Number)    Identification Number)


                     6701 DEMOCRACY BOULEVARD, SUITE 800
                           BETHESDA, MARYLAND 20817
                                (301) 897-1400
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)




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    OTG Software, Inc. (OTG Software) hereby amends Item 7 of its Current
Report on Form 8-K originally filed with the U.S. Securities and Exchange Commission on April 12, 2001 to read in its entirety as follows.

Item 7.  Financial Statements and Exhibits

   (a)  Financial Statements of Business Acquired

        The audited consolidated financial statements of Smart Storage, Inc. are attached as Exhibit 99.1.

   (b)  Pro Forma Financial Information

        The unaudited pro forma condensed consolidated financial statements of OTG Software are attached as Exhibit 99.2.

   (c)  Exhibits

        Designation                                  Description
        -----------                                  -----------
          23.1                 Consent of KPMG LLP.

          99.1                 Audited consolidated financial statements of Smart Storage, Inc.

          99.2                 Unaudited pro forma condensed consolidated financial statements of
                               OTG Software.
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                                  SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       OTG SOFTWARE, INC.

Date: April 25, 2001                   By: /s/ Ronald W. Kaiser
                                           -------------------------------
                                               Ronald W. Kaiser
                                               Chief Financial Officer and
                                               Treasurer
                                               (Principal Financial Officer)





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